EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”) is made as of November 10, 2006, by and among IBERIABANK Corporation (the “Company”), a corporation organized under the laws of the State of Louisiana, with its principal offices at 200 West Congress Street, Lafayette, Louisiana 70501, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual agreements, representations, warranties and covenants contained in this Agreement, the Company and the Purchaser agree as follows:

Section 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 576,923 shares (the “Shares”) of the common stock, par value $1.00 per share (the “Common Stock”), of the Company.

Section 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the Purchaser’s signature page at a purchase price of $52.00 per Share for an aggregate purchase price (the “Aggregate Purchase Price”) indicated on the Purchaser’s signature page. The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.” The term “Placement Agents” shall mean, collectively, Stifel, Nicolaus & Company, Incorporated and Howe Barnes Hoeffer & Arnett, Inc.

Section 3. The Closing.

3.1 The Closing.

(a) Upon the terms and subject to the conditions of this Agreement, the completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., located at 500 Dover Boulevard, Suite 120, Lafayette, Louisiana 70503, or such other place as the parties may agree. The date upon which the Closing actually occurs is herein referred to as the “Closing Date.” The Purchasers will be notified of the Closing Date in advance by facsimile transmission or otherwise.

(b) Prior to the Closing, the Company shall cause its Transfer Agent to issue to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth on the Purchaser’s signature page (the “Certificate”). The name(s) in which the Certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

(c) Prior to the Closing, the Purchasers shall deliver to a closing agent designated by the Company (which may be counsel to the Company or the Company’s transfer agent) and reasonably acceptable to the Purchasers, the Aggregate Purchase Price.

3.2 Conditions to Company’s Obligation to Close. The Company’s obligation to complete the purchase and sale of the Shares and deliver the Shares to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

(a) The Purchaser shall make payment to the Company by wire transfer of the Aggregate Purchase Price indicated on the Purchaser’s signature page which shall be delivered to the Company by or on behalf of the Purchaser; and

(b) The representations and warranties of the Purchaser as set forth in Section 5 hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and the Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser on or prior to the Closing Date.

3.3 Conditions to Purchaser’s Obligation to Close. The Purchaser’s obligation to purchase the Shares from the Company at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) receipt by the Purchaser of the Certificate;

(b) the representations and warranties of the Company set forth in Section 4 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct in all material respects as of such date)), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date;

(c) the Company shall have delivered a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clause (b) above;

(d) the Company shall have delivered a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary or other appropriate officer, certifying that the attached copies of the Company’s Articles of Incorporation, By-laws and the resolutions of the Board of Directors or Executive Committee of the Board of Directors approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended in full force and effect;

(e) receipt by the Purchasers of an opinion letter of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., special counsel to the Company, dated the Closing Date, with respect to such matters and in such form as shall be agreed upon between such counsel and counsel for the Placement Agents;

(f) on the Closing Date, the “lock-up” agreements between the Placement Agents and officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, executed and delivered to the Placement Agents on or before the date hereof, shall be in full force and effect; and

(g) on the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

Section 4. Representations. Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Company and each of its subsidiaries is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein) on the Company. The Company and each of its subsidiaries has corporate power and authority to carry on its business as now conducted in all material respects, to own, lease and operate its assets, properties and business. The Company is duly registered with the Federal Reserve as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”). The Company and its subsidiaries has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it now conducted in all material respects. IBERIABANK, a Louisiana banking corporation and wholly-owned subsidiary of the Company (“IBERIABANK”), is an “insured depository institution” as defined in the Federal Deposit Insurance Act and applicable regulations thereunder.

4.2 Authorized Capital Stock. The authorized capital stock of the Company consists of: (a) 25,000,000 shares of Common Stock, of which 9,705,231 shares are issued and outstanding at the close of business on October 31, 2006; and (b) 5,000,000 shares of serial preferred stock, par value $1.00 per share. No series of such preferred stock have been designated by the Company or are issued and outstanding. The issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company’s periodic and other reports (the “SEC Reports”) filed under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). No holder of Common Stock is entitled to preemptive or similar rights. The number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans and the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock is set forth in Schedule 4.2. Except as disclosed on Schedule 4.2, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, any shares of capital stock of any subsidiary or any such options, rights, convertible securities or obligations. The descriptions of the Company’s stock, stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the SEC Reports accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

4.3 Issuance Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the SEC Reports. The certificates evidencing the Common Stock are in due and proper form under Louisiana law and the rules of Nasdaq. No preemptive rights, or other rights to subscribe for or purchase, exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No person has any right to require the Company to register the sale of any shares owned by such person under the Securities Act of 1933, as amended (the “Securities Act”). No further approval or authority of the stockholders or the Board of Directors of the Company is required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.4 Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into and perform its obligations under the Agreements and to consummate the transactions contemplated hereby. The Agreements have been duly authorized, executed and delivered by the Company. The making and performance of the Agreements by the Company and the consummation of the transactions herein contemplated will not (a) violate any provision of the organizational documents of the Company or any of its subsidiaries; (b) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound or affected and in each case which would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); or (c) result in any violation of any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties (including the BHC Act and the rules and regulations thereunder, the rules and regulations and requirements of the United States Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the “FDIC”), and the banking laws and regulations of the State of Louisiana and the banking laws and regulations of other applicable jurisdictions). No registration, qualification or filing with, or consent, approval, authorization or other order of, any court, regulatory body, administrative agency, self-regulatory agency, stock exchange or market or other governmental body (each, a “Governmental Authority”) is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

4.5 Financial Statements. As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Securities and Exchange Commission (the “Commission”) with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.6 Book and Records; Internal Controls. The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit timely preparation of financial statements in accordance with generally accepted accounting principles and the Rules and Regulations and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains adequate “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act); the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

4.7 Accountants. Castaing, Hussey & Lolan, LLC, who have expressed their opinion with respect to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, are, and during the periods covered by their reports were, independent accountants as required by the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

4.8 No Defaults. Neither the Company nor any of its subsidiaries is (a) in violation or default of any provision of its articles of incorporation or bylaws, or other organizational documents, or (b) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its subsidiaries as defined in such documents, except in the case of clause (b) for such breaches and defaults which individually or in the aggregate would not be material to the Company and its subsidiaries, taken as a whole.

4.9 Contracts. All material documents, contracts or other agreements to which the Company or any of its subsidiaries is or are a party or by which its or their assets or properties are bound are described in or filed as exhibits to the SEC Reports as required by the Rules and Regulations and each such agreements is in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, any other party is in breach of or default under any of such contracts which would have a Material Adverse Effect. Each description of such contracts, documents or other agreements accurately reflects in all material respects the terms thereof.

4.10 No Actions. Except as disclosed in Schedule 4.10, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a part or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Change”); and no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is imminent which might reasonably be expected to have a Material Adverse Effect. Except as disclosed in Schedule 4.10, neither the Company nor any of its subsidiaries is party to or subject to the provisions of any material injunction, judgment, decree or order of any Governmental Authority.

4.11 Properties. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the SEC Reports, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to their respective businesses. The Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

4.12 No Material Change. Since December 31, 2005, and except as described in or specifically contemplated by the SEC Reports, (i) neither the Company nor its subsidiaries has incurred any material liabilities or obligations, direct, indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries; (ii) neither the Company nor its subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock, and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business; (v) there has been no Material Adverse Change; and (vi) there has not occurred any other event and, to the Company’s knowledge, there has arisen no set of circumstances required by the Exchange Act and the Rules and Regulations to be disclosed in a periodic or other report thereunder which has not been so disclosed as fairly and accurately described therein.

4.13 Intellectual Property. Except as disclosed in or specifically contemplated by the SEC Reports, (i) the Company and its subsidiaries own or have obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s and its subsidiaries’ respective businesses as currently conducted and as the SEC Reports indicate the Company and its subsidiaries contemplate conducting (collectively, the “Intellectual Property”); and (ii) to the Company’s knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the SEC Reports indicate the Company and its subsidiaries contemplate conducting, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or its subsidiaries; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries, other than non-material claims; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries, other than non-material claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material claims.

4.14 Compliance with Applicable Laws. Except as described in the SEC Reports, the Company and its subsidiaries have complied and are in compliance in all material respects with all federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as currently being conducted (including, without limitation, all regulations and orders of, or agreements with, the Federal Reserve, the FDIC, the Louisiana Office of Financial Institutions (“LOFI”), as applicable, and the Equal Credit Opportunity Act, the Fair Housing Act, the

Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the Patriot Act), except where the failure to do so would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries engages, directly or indirectly, in any activity prohibited by the Federal Reserve, the BHC Act, other federal banking or consumer protection laws or the regulations promulgated thereunder or the banking or consumer protection laws and regulations of the State of Louisiana and neither the Company nor any of its subsidiaries engages, directly or indirectly, in any activity prohibited by the banking or consumer protection laws and regulations of other applicable jurisdictions which would result in a Material Adverse Effect. Except as described in the SEC Reports, neither the Company nor any subsidiary is subject to a directive from the FDIC, the Federal Reserve, the LOFI or any other Governmental Authority to make any material change in the method of conducting its business and no such directive is pending or, to the knowledge of the Company, threatened by such authorities. Except as described in the SEC Reports, the Company and its subsidiaries are not subject to any cease-and-desist order, prompt correction action directive, civil money penalty, orders of prohibition, consent order, written agreement, memorandum of understanding, or other enforcement actions or supervisory agreements issued by the Federal Reserve, the FDIC, the LOFI or any other federal or state bank regulatory agency to which the Company or any of its subsidiaries is subject.

4.15 Taxes. Each of the Company and its subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor its subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Material Adverse Effect. There are no tax audits or investigations pending, which if adversely determined would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole; nor does the Company have any knowledge of any material proposed additional tax assessments against the Company or any of its subsidiaries.

4.16 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.17 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

4.18 Offering Materials. Other than the management presentation dated October 2006, the Company has not distributed and, without the prior consent of the Placement Agent, will not distribute prior to the Closing Date any offering material in connection with the offer and sale of the Shares. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

4.19 Insurance. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

4.20 Contributions. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired by the Company has, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

4.21 Additional Information.

(a) The Company represents and warrants that the following SEC Reports at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading: (i) the Company’s Current Reports on Form 8-K dated May 17, 2006, July 13, 2006, July 26, 2006, as amended, August 9, 2006 and October 31, 2006; (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005; (iii) the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006; (iv) the Company’s Proxy Statement for the 2006 Annual Meeting of Stockholders; and (v) all other documents, if any, filed by the Company with the Commission since December 31, 2005 and prior to the date hereof. Any further documents so filed, when such documents become effective or are filed with the Commission, as the case may be and as the same may be amended or supplemented, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(b) Since January 1, 2005, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act.

4.22 Form S-3 Eligibility. The Company is eligible to use Form S-3 to register the Shares for resale by the Purchasers as contemplated in Section 7 of this Agreement.

4.23 Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers, the offer and sale of the Shares to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.24 Related Party Transactions. No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is not described in the SEC Reports.

4.25 Market Stabilization. The Company has not taken, nor will it take, directly or indirectly, any action designated to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

4.26 Nasdaq Compliance; Listing. The Company is in compliance with the requirements of the Nasdaq for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the Nasdaq is contemplating terminating such listing nor, to the Company’s knowledge, is there any basis therefor. The Shares have been approved for listing on Nasdaq and the transactions contemplated by this Agreement will not contravene the rules and regulations of the Nasdaq.

4.27 Environmental Laws. Except as described in Schedule 4.27 and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

4.28 Absence of Manipulation. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Shares.

4.29 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the SEC Reports has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

4.30 Solicitation; Other Issuances of Securities.

(a) Neither the Company nor any of its subsidiaries or affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings.

(b) The Company agrees that, for a period beginning on the date hereof and ending on, and including, the date that is the later of 180 days after the date hereof or the effective date of the Registration Statement, it will not, without the prior written consent of Stifel, Nicolaus & Company, Incorporated, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file a registration statement with the Commission in respect of any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) above. The foregoing sentence shall not apply to (a) the Shares to be sold hereunder, (b) registration of the Shares pursuant to the Registration Statement contemplated by Section 7 hereof, (c) the filing of a registration statement on Form S-4 in connection with the Company’s recently announced transactions with Pulaski Investment Corporation and Pocahontas Bancorp, Inc. and the issuance of shares of Common Stock as contemplated thereby, (d) the issuance by the Company of any shares of Common Stock upon the exercise of an option outstanding on the date hereof under the Company’s existing employee benefit plans or (e) the grant by the Company of options or shares of restricted Common Stock pursuant to the Company’s existing employee benefit plans in accordance with past practice.

4.31 Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes material, nonpublic information concerning the Company or its subsidiaries other than the existence of the transactions contemplated by this Agreement. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

4.32 Acknowledgment. The Company represents that it is relying solely on the representations, warranties, covenants and agreements set forth in this Agreement, which document supersedes and replaces any other written or oral information relating to a Purchaser communicated to the Company.

Section 5. Representations, Warranties and Covenants of the Purchaser.

5.1 Securities Law Representation and Warranty.

(a) The Purchaser hereby represents and warrants to, and covenants with, the Company as follows: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to evaluate the merits and risks of a purchase of the Shares; (ii) the Purchaser is an “accredited investor” within the meaning under paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Rule 501 of Regulation D promulgated under the Securities Act and/or a “qualified institutional buyer” within the meaning under paragraph (a)(1) of Rule 144A promulgated under the Securities Act; and (iii) the Purchaser can bear the economic risk and complete loss of its investment in the Shares;

(b) the Purchaser is acquiring the number of Shares set forth on the Purchaser’s signature page in the ordinary course of its business and for its own account, not as nominee or agent, and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares except pursuant to sales registered or exempted under the Securities Act;

(c) the Purchaser was not organized for the specific purpose of acquiring the Shares;

(d) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the provisions of this Agreement and the Securities Act, applicable state securities laws and the respective rules and regulations thereunder;

(e) the Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares;

(f) the Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares; and

(g) the Purchaser has been furnished with all materials relating to the business, financial condition, results of operations, properties, management, operations and prospects of the Company and its subsidiaries, including materials relating to the terms and conditions of the offer and sale of the Shares, which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received answers from an authorized representative of the Company which are satisfactory to the Purchaser. Notwithstanding the foregoing, in entering into this Agreement, the Purchaser represents that it is relying solely on the representations, warranties, covenants and agreements set forth in this Agreement, which document supersedes and replaces any other written or oral information communicated to the Purchaser.

5.2 Restricted Securities. The Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities as may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser hereby covenants with the Company not to make any sale of the Shares except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 5.2 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 5.2. The Company may, and may instruct any transfer agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 5.2. The Purchaser acknowledges that there may occasionally be times when the Company, based on the advice of counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

5.3 Legends.

(a) The Purchaser understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Shares, any stock certificate representing the Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM. NOTWITHSTANDING THE FOREGOING, BUT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SHARES.

Within three business days of receipt by the Company of a written request from a Purchaser accompanied by such additional documentation as may reasonably be requested by the Company to effect such request, the legend set forth in this Section 5.3 shall be removed and the Company shall issue a certificate without such legend to the holder of Shares, unless otherwise required by state securities laws, (i) if, at the time of such request, the Registration Statement contemplated by Section 7 is effective, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Purchaser is not and has not been within three months prior to such date, an “affiliate” of the Company (as such term is defined in Rule 144 of the Securities Act). The Company may make a notation on its records and/or provide instruction to its transfer agent regarding the Company’s stock transfer records, consistent with the provisions of this Section 5.3. The Company shall bear the fees and expenses, if any, of the transfer agent in connection with the removal of the legend and the issuance of a certificate.

(b) The Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in this Section 5.3 of this Agreement to “two years” or the “two-year period” shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Shares shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

5.4 Purchaser’s Authority. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

5.5 No Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.6 Treatment of Non-Public Information. The Purchaser agrees to hold the existence, terms and conditions of this Agreement in confidence and not to disclose the same to any other person until such time as the Company files the 8-K Filing (as defined below). On or before 8:30 a.m., New York City time, on the first business day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the material terms of the transactions contemplated by this Agreement in the form required by the Exchange Act (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

Section 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefore.

Section 7. Registration of the Shares; Compliance With the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) use its best efforts to prepare and file with the Commission, as soon as practicable but in no event later than 60 calendar days after the Closing, a Registration Statement on Form S-3 (the “Registration Statement”) to enable the resale of the Shares together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser, the “Registrable Securities” by the Purchaser on a delayed or continuous basis under Rule 415 of the Securities Act through the automated quotation system of the Nasdaq Global Market or the facilities of any national securities exchange on which the Company’s common stock is then traded or in privately-negotiated transactions;

(b) use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers on the Registration Questionnaire attached hereto as part of Appendix I, to cause the Commission to declare the Registration Statement effective as promptly as practicable and in any event within 60 calendar days after the date by which the Registration Statement is required to be filed by the Company in accordance with Section 7.1(a);

(c) as expeditiously as practicable, prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep the Registration Statement correct and effective until the earlier of (i) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) such time as all Registrable Securities purchased by the Purchasers have been sold pursuant to the Registration Statement;

(d) furnish to the Purchaser with respect to the Registrable Securities (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any;

(g) advise the Purchaser promptly, but in any event within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or “blue sky” laws; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Purchaser that pertain to the Purchaser as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

(h) unless otherwise agreed to by holders of a majority of the Registrable Securities held by the Purchaser and all Other Purchasers, neither the Company nor any of its securities holders may include securities of the Company (other than the Shares) in any Registration Statement filed pursuant to this Agreement and the Company shall not after the date hereof enter into any agreement in contravention of the foregoing;

(i) not less than three business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Purchaser copies of the “Selling Stockholders” section of such document, the “Plan of Distribution,” any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review and comment of the Purchaser and its counsel; provided that, the failure of any Purchaser or his, her or its counsel to respond to such proposed documents within two business days after receipt thereof shall be deemed approval of same;

(j) respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as practicable provide the Purchaser true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that would not result in the disclosure to the Purchaser of material and non-public information concerning the Company;

(k) comply in all material respects with the provisions of the Securities Act, the Exchange Act and all rules of the SEC promulgated thereunder with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement;

(l) take all other steps necessary to effect the registration of the Registrable Securities; and

(m) cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchaser may request; provided, that, the delivery of such certificates shall be subject to the payment by the Purchaser of any transfer taxes, if applicable.

7.2 Transfer of Shares After Registration; Suspension.

(a) The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser, or the Registration Questionnaire or its plan of distribution. The Company shall not be required to include any Shares held by the Purchaser in the Registration Statement if the Purchaser fails to complete, or update as needed, the Registration Questionnaire or provide the information requested in such Registration Questionnaire in accordance with this Section 7.2.

(b) Except in the event that paragraph (c) below applies, the Company shall use commercially reasonable efforts to, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform the Purchaser that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 7.2(b)(iii) hereof when the amendment has become effective).

(c) In the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Purchaser’s receipt of notification from the Company that the Prospectus supplement or amendment has been filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Purchaser.

7.3 Indemnification. For the purpose of this Section 7.3: (i) the term “Purchaser/Affiliate” shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser; (ii) the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and (iii) the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a) The Company agrees to indemnify, defend and hold harmless each of the Purchasers, their respective officers, directors, agents, investment advisors, partners, members, stockholders and employees and each person, if any, who controls any Purchaser (or any such person) within the meaning of the Securities Act, against any losses, claims, damages, liabilities, costs, or expenses, joint or several, to which such Purchasers or any of such controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected in accordance with Section 7.3(d) below), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or (iii) in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, as amended, state blue sky securities laws or any rule or regulation promulgated thereunder, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.3 hereof respecting sale of the Registrable Securities or (iii) the inaccuracy of any representations made by such Purchaser herein.

(b) Each Purchaser will severally, and not jointly, indemnify, defend and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected in accordance with Section 7.3(d) below), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof respecting the sale of the Registrable Securities or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue statement or omission of which the Purchaser has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred. No Purchaser shall be liable for the indemnification obligations of any other Purchaser. Notwithstanding the provisions of this Section 7.3(b), in no event shall any Purchaser be liable for any indemnification obligation under this Section 7.3(b) in any amount in excess of the amount of net proceeds from the sale by such Purchaser of the Registrable Securities.

(c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a) (such approval not to be unreasonably withheld), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) The indemnifying party shall not be liable for any settlement of any action, claim, suit, investigation, inquiry or proceeding (including, without limitation, any shareholder or derivative action or arbitration proceeding, whether commenced or threatened (collectively, a “Proceeding”) effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending Proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(e) If a claim for indemnification under this Section 7.3 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 7.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(f) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Registrable Securities by the Purchaser exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Shares upon the passage of twenty-four months from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is required to be effective covering the resale of Registerable Shares owned by the Purchaser, the Company will:

(a) furnish to the Purchaser, as soon as practicable after available (but in the case of the Company’s Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Registerable Securities (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Purchaser, furnish to the Purchaser a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

(c) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements);

(e) upon the reasonable request of the Purchaser, meet with the Purchaser or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Registrable Securities subject to appropriate confidentiality limitations.

7.6 Registration of Other Shares. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted registration rights to Other Purchasers with respect to Shares, and (b) any Registration Statement prepared, filed and made effective under this Section 7 may also cover the resale of such other securities.

Section 8. Placement Agent’s Fees. The Purchaser acknowledges that (i) the Company has engaged and authorized the Placement Agents in connection with the transactions contemplated by this Agreement, (ii) the Company shall pay the Placement Agents a commission and reimburse certain of the Placement Agents’ expenses, (iii) the Company shall indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agents or any other person or firm acting on behalf of the Company hereunder and (iv) registered representatives of the Placement Agents and/or their designees may be paid a portion of the commissions paid to the Placement Agents.

Section 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)	if to the Company, to:

IBERIABANK Corporation

200 West Congress Street

Lafayette, LA 70501

Attn: Daryl G. Byrd

    President and Chief Executive Officer

Fax: (337) 268-4031

  with a copy to:

Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

            2600 Virginia Avenue, Suite 1113

Washington, DC 20037

Attn: Edward B. Crosland, Jr., Esq.

Fax: (202) 944-1109

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b) if to the Purchaser, at its address as set forth on the Purchaser’s signature page, or at such other address or addresses as may have been furnished to the Company in writing.

Section 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

Section 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Section 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

Section 14. Entire Agreement. This Agreement and the documents referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties.

Section 15. Finders Fees. Neither the Company nor the Purchaser nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agent.

Section 16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement or Rule 144 (but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Purchaser under this Agreement shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Purchaser’s Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Shares as applicable to be transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee were the Purchaser. (For purposes of this Agreement, a “Permitted Transferee” shall mean any person or entity who (a) an “accredited investor” within the meaning under paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Rule 501 of Regulation D promulgated under the Securities Act and/or a “qualified institutional buyer” within the meaning under paragraph (a)(1) of Rule 144A promulgated under the Securities Act and (b) receives the Shares in a transaction which is in compliance with the Federal and applicable state securities law. Upon any transfer permitted by this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Purchaser.

Section 17. Expenses. The Company and the Purchaser shall bear its or his own expenses in connection with the preparation and negotiation of the Agreement.

Section 18. Third Party Rights. Except as explicitly set forth in this Agreement, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement. Notwithstanding the foregoing, the Placement Agents shall be deemed to be third-party beneficiaries of the representations, warranties and covenants made by the Company and the Purchaser herein.

Section 19. No Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

Section 20. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Section 21. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each of the Purchaser and the Other Purchasers that is participating in the offering of the Shares are several and not joint. The decision of each of the Purchaser and the Other Purchasers to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any Other Purchaser. Nothing contained herein and no action taken by Purchaser shall be deemed to constitute the Purchaser and the Other Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and the Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Purchaser acknowledges that no Other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchaser and the Other Purchasers has been provided with this Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by the Purchaser or the Other Purchasers.

Section 22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures should be deemed originals for all purposes hereunder.

COMPANY SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

IBERIABANK CORPORATION

By:
Name:
Title:

Amount of Subscription
Accepted $

PURCHASER SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

[PURCHASER NAME]

(print full legal name of Purchaser)

By:
(signature of authorized representative)
Name:
Its:
Address:

Telephone:

Email:

Tax I.D.:

Address where Shares should be sent (if different from above):

NUMBER OF SHARES SUBSCRIBED FOR:

AGGREGATE PURCHASE PRICE:

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire

Purchase Agreement which follows)

A.	Complete the following items:

1.	Page 28 of the Purchase Agreement – Purchaser Signature Page

2.	Appendix I - Stock Certificate Questionnaire and Registration Questionnaire.

B.	Please fax a copy of BOTH the properly completed and signed Purchase Agreement and Appendix I, and return the originals by overnight mail, to:

John Davis

Senior Executive Vice President

IBERIABANK Corporation

200 West Congress Street

Lafayette, Louisiana 70501

Tel: (337) 521-4005

Fax: (337) 268-4031

C.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser at a later date.

D.	Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)	must comply with the prospectus delivery requirements of the Securities Act of 1933, as amended, if applicable; and

(ii)	must notify the Company promptly of the sale of all of its Shares.

Appendix I

(part one of two)

IBERIABANK CORPORATION

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificates)). You may use a nominee name if appropriate:

2. The relationship between the Purchaser of the Shares and the registered holder listed in response to Item 1 above:

3. The mailing address of the registered holder listed in response to Item 1 above:

4. The Tax Identification Number of the registered holder listed in response to Item 1 above:

Appendix I

(part two of two)

IBERIABANK CORPORATION

REGISTRATION QUESTIONNAIRE

The undersigned beneficial owner of common stock (the “Common Stock”), of IBERIABANK Corporation (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Stock Purchase Agreement (the “Stock Purchase Agreement”), among the Company and the Purchasers named therein. A copy of the Stock Purchase Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

____________________________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

____________________________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

____________________________________________________________________________________

2.	Address for Notices to Selling Securityholder:

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

Telephone: ______________________________________________________________________________________

Fax: ____________________________________________________________________________________________

Contact Person: ___________________________________________________________________________________

3.	Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes      ☐            No    ☐

Note:    If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes      ☐            No    ☐

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes      ☐            No    ☐

Note:    If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of other securities of the Company beneficially owned by the Selling Securityholder:

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

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6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Registration Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner: _____________________________

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED REGISTRATION

QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

John Davis Senior Executive Vice President IBERIABANK Corporation 200 West Congress Street Lafayette, Louisiana 70501 Tel: (337) 521-4005 Fax: (337) 268-4031

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